UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 15, 2025

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

9070 S Rita Road, #1500, Tucson, AZ	85747
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	AERG	OTCQB

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders of the company was held virtually via webcast on September 15, 2025. A total of 139,394,852 (or approximately 63%) of the company’s shares issued, outstanding and entitled to vote at the 2025 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the meeting. For more information about the proposals set forth below, please see the company’s definitive Proxy Statement filed with the Securities and Exchange Commission on August 1, 2025.

1. Election of Directors

	For	Withhold	Broker Non-Vote

Michael Alber (1 year)	67,133,288	1,768,588	70,492,976
John Schultz (1 year)	58,161,888	10,739,988	70,492,976
Gregory J. Quarles (1 year)	57,678,390	11,223,486	70,492,976
Scott Andrews (2 years)	67,135,069	1,766,807	70,492,976
Christopher Donaghey (2 years)	66,816,656	2,085,220	70,492,976
Bradford T. Adamczyk (3 years)	65,547,698	3,354,178	70,492,976
Mary P. O’Hara (3 years)	65,545,503	3,356,373	70,492,976

Accordingly, all nominees were elected as recommended by the Board of Directors.

2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
60,609,343	6,852,664	1,439,869	70,492,976

Accordingly, proposal 2 was approved by the stockholders, as recommended by the Board of Directors.

3. To approve, on an advisory basis, the frequency with which the Company holds advisory votes regarding the compensation of the Company’s named executive officers.

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
55,109,156	1,169,643	12,320,838	302,239	70,492,976

Accordingly, proposal 3 was approved by the stockholders, as recommended by the Board of Directors.

4. To approve and adopt the Company’s 2025 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
58,537,750	9,362,858	1,001,268	70,492,976

Accordingly, proposal 4 was approved by the stockholders, as recommended by the Board of Directors.

5. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
138,491,020	26,982	876,850

Accordingly, proposal 5 was approved by the stockholders, as recommended by the Board of Directors.

Item 8.01 – Other Events

At the Applied Energetics, Inc. 2025 Annual Meeting described in Item 5.07 above, Christopher Donaghey, our President and Chief Executive Officer, delivered a presentation to the stockholders in attendance, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 – Exhibits

99.1	Presentation of President and Chief Executive Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

By:	/s/ Christopher Donaghey
Christopher Donaghey
President and Chief Executive Officer

Date: September 17, 2025

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